Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

FIRST AMENDMENT OF LICENSE AGREEMENT

THIS FIRST AMENDMENT OF LICENSE AGREEMENT (“First Amendment”) is made and entered into as of the 18th day of October, 2004 (the “Effective Date”), by and between SB Pharmco Puerto Rico, Inc., a GlaxoSmithKline company organized and existing under the laws of the territory of Puerto Rico, with its principal place of business at Road 172, KM 9.1/Bo. Certenejas, Cidra, Puerto Rico 00639 (hereinafter, “GSK”)’ and Flame’ Technologies, S.A., a corporation organized and existing under the laws of France, with its principal place of business at Parc Club du Moulin a Vent, 33 Avenue du Docteur Georges Levy 69693 Venissieux Cedex, France, (hereinafter, “Flamel”).

WITNESSETH:

WHEREAS, GSK and Flame! have previously entered into and executed a License Agreement dated March 26, 2003 (the “Agreement”) with respect to Coreg CR; and

WHEREAS, the Parties have the authority to amend the Agreement pursuant to Section 10.10 of the Agreement and now desire to amend the Agreement as hereafter provided.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Capitalized terms used herein but not defined herein will have the meanings ascribed to such terms in the Agreement.

2.	The Parties agree, that Milestone Event No. 8 in Section 3.2 “Milestone Payments to Flamel” of the Agreement is here* amended by deleting Milestone Event No. 8 in its entirety and replaced with the following:

8a	[***]	[***]
8b	[***]	[***]

If, prior to December 31, 2007, GSK decides to receive a technology transfer from Flamel, then GSK will not pay the Milestone Payment referenced in 8b above. In lieu thereof, GSK will pay Flamel [***] upon completion of successful technology transfer by Flamel to GSK enabling GSK to manufacture the Product (as defined in the letter from GSK to Flamel dated May 12, 2004, attached hereto for reference as Exhibit A). The Milestone chart is amended and restated in Schedule 1, attached hereto and incorporated herein by reference.

3.	Except as specifically provided herein, the terms and provisions of the Agreement will remain in full force and effect.

4.	This First Amendment may be executed in one or more counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument.

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized representatives as of the Effective Date of this First Amendment.

SB PHARMCO PUERTO RICO, INC.	FLAMEL TECHNOLOGIES, S.A.

By:	By:

Name:	Name:

Title:	Title:

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1

AMENDED AND RESTATED
MILESTONE CHART
(revised language in bald)

1.	[***]	[***]

2.	[***]	[***]

3.	[***]	[***]

4.	[***]	[***]

5.	[***]	[***]

6	[***]	[***]

7	[***]	[***]
8a	[***]	[***]
8b	[***]	[***]

9.	[***]	[***]

10.	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

Exhibit “A”

[Attach letter]

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

May 12, 2004

Gerard Soula, PhD

President and CEO

Flamel Technologies

Parc Club du Moulin a Vent

33 ay. Dr. Georges Levy

69693 VENISSIEUX Cedex (France)

Re:	Milestone Event Criteria for the License Agreement dated March 26, 2003, by and between Flamel Technologies, S.A. and SB Pharmco Puerto Rico Inc. (the “License Agreement”)

Dear Gerard,

We are pleased to submit to you a revised letter outlining the criteria by which GSK will determine if the milestone events described in the License Agreement have been successfully met. As you are well aware, successful completion of such milestone events will be determined by GSK. We understand Flamel’s desire to understand the milestone criteria and the estimated date by which we hope that these milestones will be achieved if the current development timelines and assumptions do not change, and accordingly we are providing you this letter which indicates both the criteria and some preliminary timing information for each future milestone event listed below. This letter is provided to you pursuant to Section 3.2(iii) of the License.

[***]

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

[***]

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

I hope this letter has been helpful to you in understanding GSK’s criteria for success with respect to Coreg and Micropump. Please let me know if I can be of further assistance to you in this regard.

Sincerely,

Lisa Beck

Director, Transactions

Worldwide Business Development

GlaxoSmithKline

5 Moore Drive

RTP, NC 27709

Cc:	B. Jensen
L. Duffy
J. Spagnardi L. DeMarco S. Milosovich G. Christensen

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

 September 08, 2005

Stephen H. Willard

Chief Executive Officer

Flamel Technologies

Parc Club du Moulin a Vent 33

Avenue du Dr. Georges Levy

F-69693 Venissieux Cedex France

RE:	First Amendment of License Agreement between SB Pharmco Puerto Rico, Inc., GlaxoSmithKline Company and Flamel Technologies, S.A.

Dear Steve,

First, let me thank you and your assistant Jany in helping us locate a signed copy of the Milestone Event Criteria letter. A copy of it is attached to the amendment and marked as Exhibit “A”. All of the terms and conditions as previously discussed are set out in the letter and amendment.

Please sign both copies of the First Amendment of License Agreement where indicated by the “sign here” flags. Retain one copy for your records and return the second copy me at GlaxoSmithKline, 200 North 16th Street, Mail Stop FP2230, Philadelphia, PA 19102
(215) 751-4871, (215) 751-3935.

Thanking you in advance for your cooperation and prompt attention to this matter.

Sincerely,

Beth French

Senior Counsel

GlaxoSmithKline

One Franklin Plaza

200 N. 16th Street

Mail Stop FP2230

Philadelphia, PA 19102

ERF/msl

Enclosures (2)